===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                  -------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) June 16, 1998

                           Commission File No. 0-22191

                           CCA COMPANIES INCORPORATED
                           --------------------------
                           (Exact Name of Registrant)

             Delaware                                         65-0675901
 -------------------------------                          ---------------------
 (State or Other Jurisdiction of                            (I.R.S. Employer
  Incorporation or Organization)                          Identification Number)

                                3250 Mary Street
                                    Suite 405
                             Coconut Grove, FL 33133
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (305) 444-3888
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                          if changed Since Last Report)


===============================================================================

Item 2.      Acquisition or Disposition of Assets

         In August 1997, the Company entered into an agreement to acquire certain rights to develop a hotel and casino project in Yuzhno-Sakhalinsk on the Sakhalin Island of the Russian Federation (the "Sakhalin Project"), located 20 minutes by air from Sapporo, Japan. This agreement dated August 12, 1997, and amended September 9, 1997 (as amended, the "Sakhalin Agreement") was entered into with Sakhalin General Trading and Investments Limited ("SGTI") and Sovereign Gaming and Leisure Limited ("Sovereign"), each a limited liability company organized under the laws of Cyprus, pursuant to which the Company would acquire: (i) all of the share capital of SGTI, which included (a) all of SGTI's rights and interest in a project to develop the Sakhalin Project, and (b) SGTI's ownership interest in 65% of the shares of Sakhalin City Centre Limited ("SCC"), a closed joint stock company incorporated under the laws of the Russian Federation, which, in turn, holds certain rights, including a guarantee by the city of Yuzhno-Sakhalinsk to issue a gaming license to SCC and (ii) all rights and interest to or in the Sakhalin Project held by Sovereign, including certain operating and project management agreements with respect to the Project (collectively, the "Shares and Rights"). On October 24, 1997, the Company, SGTI and Messrs. William Stephan Cairns and John Bryne Horgan, as directors of SGTI, entered into a stock purchase agreement (the "Stock Purchase Agreement") which represented a more expansive and substantive agreement than the Sakhalin Agreement.

         On December 12, 1997, the Company, in accordance with the Sakhalin Agreement and Stock Purchase Agreement (i) completed the acquisition of 100% of the shares of SGTI, and thus acquired an indirect interest in 65% of the capital stock of SCC, (ii) acquired all rights and interests of Sovereign in certain operating and project management agreements related to the Sakhalin Project, and
(iii) issued 2,000,000 shares of its Common Stock to the owners of SGTI. In addition, as required by the Sakhalin Agreement and in consideration of the Shares and Rights, the Company made advances of $3,000,000 to SGTI. The Company's Common Stock was valued at $5.20 per share on the date the acquisition was completed and as such, the value attributed to the 2,000,000 shares of the Company's Common Stock issued to the owners of SGTI was $10,400,000. Further, in connection with the development of the Sakhalin Project, the Company as part of its acquisition of SGTI and SCC recorded construction in progress of $3,444,000 and recorded excess cost over fair value of assets acquired of $10,584,000.

         The summary of the terms of the Sakhalin Agreement and Stock Purchase Agreement contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the Sakhalin Agreement and Stock Purchase Agreement filed with the Securities and Exchange Commission as Exhibits to the Company's June 30, 1997 Form 10-K and September 30, 1997 Form 10-Q, respectively.


Item 4.     Change in Registrant's Certifying Accountant

         Registrant's December 18, 1997 Form 8-K reported the resignation of Richard A. Eisner & Company LLP ("Eisner") as its independent accountant, and that the Registrant was seeking a replacement with better capabilities to service Registrant's recently significantly expanded international operations. On June 12, 1998, the Registrant engaged BDO Seidman, LLP

("Seidman") as its independent accountant. Prior to engagement of Seidman there were no consultations by Registrant with Seidman relating to disclosable disagreements with Eisner, how accounting principles would be applied by Seidman to a specific transaction, or the type of opinion Seidman might render. Registrant has afforded Seidman an opportunity to furnish a letter to the Commission with its comments. Eisner has been furnished with a copy of this Form 8-K and was requested to direct a letter to the Commission stating whether it agrees with the disclosures herein and , if not, stating the respects in which it disagrees. The letter is not available at the time of filing this Form 8-K. Eisner furnished a letter to the commission in connection with its resignation, and has indicated to Registrant that it has no knowledge of matters relating to consultations with Seidman.


Item 7.       Financial Statements and Exhibits:

(a) The following financial statements of Sakhalin General Trading & Investments Limited ("SGTI") are included herein:

Report of Independent Chartered Certified Accountants (Cyprus) for the year ended December 31, 1997

Balance Sheet as of December 31, 1997

Statement of Profit and Loss for the Year ended December 31, 1997

Statement of Cash Flows for the Years ended December 31, 1997

Notes to Financial Statements

Report of Independent Chartered Certified Accountants (Cyprus) for the year ended December 31, 1996

Balance Sheet as of December 31, 1996

Statement of Profit and Loss for the Year ended December 31, 1996

Statement of Cash Flow for the Year ended December 31, 1996

Notes to Financial Statements

Report of Independent Chartered Certified Accountants (Cyprus) for the period ended December 31, 1995

Balance Sheet as of December 31, 1995

Statement of Profit and Loss for the Period from September 28, 1994 (inception) to December 31, 1995

Statement of Cash Flow for the Period from September 28, 1994 (inception) to December 31, 1995

Notes to Financial Statements

Condensed Balance Sheet as of March 31, 1998 (unaudited)

Condensed Statements of Operations for the Three Months ended March 31, 1998 and March 31, 1997 (unaudited)

Condensed Statements of Cash Flows for the Three Months ended March 31, 1998 and March 31, 1997 (unaudited)


(b)   Pro Forma Financial Information

CCA Companies Incorporated ("CCA") pro forma condensed consolidated statements of operations for the year ended June 30, 1997 (unaudited)

CCA Companies Incorporated ("CCA") pro forma condensed consolidated statements of operations for the nine months ended March 31, 1998 (unaudited)


(c)   Exhibits


 SIGNATURES

         (a)    FINANCIAL STATEMENTS

         The following audited financial statements were prepared by Chartered Certified Accountants of Cyprus in accordance with International Accounting Standards and audited in accordance with International Standards on Auditing. There are no material differences or variations in the international standards applied compared to those required by U.S. generally accepted accounting principles.


                 SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED


                        CONSOLIDATED FINANCIAL STATEMENTS


                                31 DECEMBER 1997








                        Company Registration Number 65256










                              P.G. ECONOMIDES & CO
                         Chartered Certified Accountants

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 1997




      CONTENTS                                                      PAGES


      Officers and professional advisers                            7

      The directors' report                                         8

      Auditors' report to the shareholders                          9

      Consolidated balance sheet                                    10

      Consolidated profit and loss account                          11

      Consolidated cash flow statement                              12 to 13

      Notes to the consolidated financial statements                14 to 17

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

OFFICERS AND PROFESSIONAL ADVISERS





THE BOARD OF DIRECTORS                       Charles Howard Stein
                                             Gregory Kendrich Pilkington


COMPANY SECRETARY                            Totalserve Management Limited


REGISTERED OFFICE                            227 Arch. Makarios III Avenue
                                             Doma building, 5th floor
                                             Limassol
                                             Cyprus


AUDITORS                                     P.G. Economides & Co
                                             Chartered Certified Accountants


BANKERS                                      Hambros Bank (Guernsey) Limited

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

THE DIRECTORS' REPORT

YEAR ENDED 31 DECEMBER 1997




The directors have pleasure in presenting their report and the financial statements of the company for the year ended 31 December 1997.

PRINCIPAL ACTIVITIES OF THE COMPANY

The principal activity of the company is investing in a city centre property and leisure development company in Russia.


RESULTS AND DIVIDENDS

The trading results for the year, and company's financial position at the end of the year are shown in the attached financial statements.

The directors have not recommended a dividend.

The deficit for the year amounting to USD281.979 will be added to the deficiency on profit and loss account brought forward from the previous year.

DIRECTORS

The directors who served the company during the year will continue in office in accordance with the company's articles of association.



FIXED ASSETS

The movements in fixed assets are recorded in the notes to the financial statements.

AUDITORS

The auditors Messrs P.G.Economides & Co, have expressed their willingness to continue in office.



Registered office:                            Signed on behalf of the directors
227 Arch. Makarios III Avenue
Doma building, 5th floor
Limassol
Cyprus
                                              Totalserve Management Limited
                                              Company secretary

Approved by the directors on 12 June 1998

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

AUDITORS' REPORT TO THE SHAREHOLDERS

YEAR ENDED 31 DECEMBER 1997



We have audited the financial statements on pages 10 to 17 and have obtained all the information and explanations we considered necessary. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with International Standards on Auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion proper books of account have been kept by the company and the financial statements, which are in agreement therewith, give a true and fair view of the state of affairs of the group at 31 December 1997 and of the group's loss and cash flows for the year then ended in accordance with International Accounting Standards and comply with the Companies Law, Cap. 113.




                                            P.G. ECONOMIDES & CO
                                            Chartered Certified Accountants



Limassol, 12 June 1998

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED BALANCE SHEET

31 DECEMBER 1997

                                                                    1997                    1996
                                                     Note            USD                     USD
FIXED ASSETS
Fixed assets                                          5.            3,984                    6,725
Construction in progress                              6.        3,613,431                1,654,580
                                                              -----------               ----------
                                                                3,617,415                1,661,305

CURRENT ASSETS
Stock                                                 7.            2,678                    2,002
Debtors                                               8.           45,617                   14,600
Cash at bank and in hand                                          740,360                   23,891
                                                              -----------               ----------
                                                                  788,655                   40,493
CREDITORS: Amounts falling
 due within one year                                  9.           (6,895)                (399,594)
                                                              -----------               ----------
NET CURRENT ASSETS (LIABILITIES)                                  781,760                 (359,101)

                                                              -----------               ----------
TOTAL ASSETS LESS CURRENT LIABILITIES                           4,399,175                1,302,204

PROVISIONS FOR LIABILITIES AND CHARGES
Other provisions                                      10.      (3,336,000)                (305,541)
                                                              -----------               ----------
                                                                1,063,175                  996,663
Minority interests                                                 70,625                   29,316
                                                              -----------               ----------
NET ASSETS                                                      1,133,800                1,025,979
                                                              -----------               ----------

CAPITAL AND RESERVES
Equity share capital                                  11.         478,484                  398,344
Share premium account                                 12.         827,446                  517,786
Additional share premium account                                  552,427                  552,427
Profit and loss account                               13.        (724,557)                (442,578)
                                                              -----------               ----------
SHAREHOLDERS' FUNDS                                             1,133,800                1,025,979
                                                              -----------               ----------

These financial statements were approved by the directors on the 12 June 1998 and are signed on their behalf by:




CHARLES HOWARD STEIN
Director


      The notes on pages 14 to 17 form part of these financial statements.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT

YEAR ENDED 31 DECEMBER 1997

                                                                    1997                  1996
                                                     Note            USD                   USD
REVENUES                                                                -                      -

Distribution costs                                                (56,162)               (60,292)
Administrative expenses                                          (274,740)              (225,377)
Other operating income                                              3,880                  3,567
                                                              -----------            -----------
OPERATING LOSS                                        2.         (327,022)              (282,102)

Interest receivable and similar income                3.            3,734                    884

LOSS ON ORDINARY                                              -----------            -----------
 ACTIVITIES BEFORE TAXATION                                      (323,288)              (281,218)

Tax on loss on ordinary activities                    4.                -                      -

LOSS ON ORDINARY                                              -----------            -----------
 ACTIVITIES AFTER TAXATION                                       (323,288)              (281,218)

Minority interests                                                 41,309                 31,927

                                                              -----------            -----------
NET LOSS                                                         (281,979)              (249,291)


                                                              -----------            -----------
DEFICIENCY FOR THE FINANCIAL YEAR                                (281,979)              (249,291)
                                                              -----------            -----------




      The notes on pages 14 to 17 form part of these financial statements.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED CASH FLOW STATEMENT

YEAR ENDED 31 DECEMBER 1997

                                                                    1997                          1996
                                                                     USD                           USD
Net cash outflow from operating activities                       (710,105)                      (148,824)

Returns on Investments and servicing of finance
Interest received                                                   3,734                            884

Net cash outflow from returns on                               ----------                       --------
 Investments and servicing of finance                               3,734                            884
Investing activities
Payments to acquire tangible fixed assets                               -                         (6,725)
Receipts from sale of fixed assets                                  2,741                              -
Net outflow from construction in progress                      (1,958,851)                      (662,400)

                                                               ----------                       --------
Net cash outflow from investing activities                     (1,956,110)                      (669,125)
                                                               ----------                       --------
Net cash outflow before financing                              (2,662,481)                      (817,065)

Financing
Issue of equity share capital                                      80,140                        375,542
Share premium on issue of share capital                           309,660                         82,919
Minority interest                                                 (41,309)                       (21,044)
Other provisions                                                3,030,459                        191,457
Additional share premium                                                -                        166,256

                                                               ----------                       --------
Net cash inflow from financing                                  3,378,950                        795,130
                                                               ----------                       --------
Increase/(Decrease) in cash and cash equivalents                  716,469                        (21,935)
                                                               ----------                       --------

Reconciliation of operating loss to
 net cash outflow from operating activities

                                                                    1997                          1996
                                                                     USD                           USD
Operating loss                                                   (327,022)                      (282,102)
Minority interest                                                  41,309                         31,927
Goodwill written off                                                    -                        (12,383)
Increase in stocks                                                   (676)                        (2,002)
Increase in debtors                                               (31,017)                        (6,607)
(Decrease)/Increase in creditors                                 (392,699)                       122,343

                                                               ----------                       --------
Net cash outflow from operating activities                       (710,105)                      (148,824)
                                                               ----------                       --------

Analysis of the balances of cash and cash equivalents as shown in the balance sheet

                                                                     1997           1996          Change
                                                                      USD            USD           USD
Cash at bank and in hand                                          740,360          23,891        716,469
                                                               -----------      ---------       --------


       The notes on pages 14 to 17 form part of these financial statements.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

YEAR ENDED 31 DECEMBER 1997

Analysis of changes in cash and cash
 equivalents during the year
                                                                    USD

Balance brought forward                                            23,891
Net cash inflow                                                   716,469
                                                              -----------
Balance carried forward                                           740,360
                                                              -----------





      The notes on pages 14 to 17 form part of these financial statements.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 1997

1.    ACCOUNTING POLICIES

      Basis of accounting
      The financial statements have been prepared under the historical cost convention and in accordance with international accounting standards. There are no material differences with generally accepted accounting principles which are required by the United States of America.

      Construction in progress
      Property under development is valued at the lower of cost and net realizable value.

      Foreign currencies
      Assets and liabilities in foreign currencies are translated into United States dollars at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into United States dollars at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into account in arriving at the operating profit.

      Consolidation
      The consolidated financial statements include the results of Sakhalin City Centre Limited, a Russian Joint Stock Company in which Sakhalin General Trading and Investments Limited owns 65% interest of its share capital.


  2.  OPERATING LOSS

      Operating loss is stated after charging:
                                                         1997             1996
                                                          USD              USD

      Directors' emoluments                                  -                 -
      Auditors' fees                                     5,527             4,799
      Net loss on foreign currency translation          52,089             9,193
                                                      --------          --------

3.    INTEREST RECEIVABLE AND SIMILAR INCOME

                                                         1997             1996
                                                          USD              USD

      Bank interest receivable                           3,734               884
                                                      --------          --------

4.    TAXATION ON LOSS ON ORDINARY ACTIVITIES

                                                         1997             1996
                                                          USD              USD

      Corporation tax based on the results for
       the year at the rate of 4.25%                         -                 -
                                                      --------          --------

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 1997

5.    FIXED ASSETS

                                                      Brought                                    Carried
                                                      forward                                    forward
                                                      1 Jan 97                     Disposals    31 Dec 97
                                                        USD                           USD          USD
      COST
      Plant and machinery                                6,725                      (2,741)        3,984
                                                      --------                    --------      --------

                                                      Brought                                    Carried
                                                      forward                                    forward
                                                      1 Jan 97        Charge       Disposals    31 Dec 97
                                                        USD             USD           USD          USD
      DEPRECIATION
      Plant and machinery                                    -              -            -             -
                                                      --------       --------     --------      --------

                                                                                   Brought       Carried
                                                                                   forward       forward
                                                                                  1 Jan 97      31 Dec 97
                                                                                      USD          USD
      NET BOOK VALUE
      Plant and machinery                                                            6,725         3,984
                                                                                  --------      --------

6.    CONSTRUCTION IN PROGRESS

      Amounts expended for the construction of an entertainment complex on Sakhalin Island, Known as "The Sakhalin City Centre Complex"

                                                                Total
                                                                 USD
      COST
      At 1 January 1997                                      1,654,580
      Additions                                              1,958,851
                                                             ---------
      At 31 December 1997                                    3,613,431
                                                             ---------

      NET BOOK VALUE
      At 31 December 1997                                    3,613,431
                                                             ---------
      At 31 December 1996                                    1,654,580
                                                             ---------

7.    STOCK
                                          1997                  1996
                                           USD                   USD

      Stock                               2,678                  2,002
                                       --------               --------

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 1997

8.    DEBTORS

                                                                    1997                          1996
                                                                     USD                           USD
      Other debtors                                                16,941                          8,210
      Prepayments and accrued income                               28,676                          6,390
                                                                ---------                        -------
                                                                   45,617                         14,600
                                                                ---------                        -------

9.    CREDITORS: Amounts falling due within one year

                                                                    1997                          1996
                                                                     USD                           USD
      Other creditors                                               3,970                        395,925
      Accruals and deferred income                                  2,925                          3,669
                                                                ---------                        -------
                                                                    6,895                        399,594
                                                                ---------                        -------

10.   OTHER PROVISIONS

                                                                    1997                          1996
                                                                     USD                           USD
      Due to shareholders                                       3,336,000                        305,541
                                                                ---------                        -------

11.   SHARE CAPITAL (CAPITAL STOCK)

      Authorized share capital:

                                                                    1997                          1996
                                                                     CYP                           CYP
      Ordinary shares of CYP 1 each                               240,675                        200,000
                                                                ---------                        -------
      Allotted, called up and fully paid:

                                                                    1997                          1996
                                                                     USD                           USD
      Ordinary share capital brought forward                      398,344                         22,802
      Issue of ordinary shares (38,980 in 1997,
      180,575 in 1996)                                             80,140                        375,542
                                                                ---------                        -------
                                                                  478,484                        398,344
                                                                ---------                        -------

     The share capital of the company, 229,665 ordinary shares, is translated to the reporting currency at the rate of exchange ruling at the date of subscription.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 1997

12.   SHARE PREMIUM ACCOUNT (ADDITIONAL PAID IN CAPITAL)

                                                                    1997                          1996
                                                                     USD                           USD
      Balance brought forward                                     517,786                        434,867
      Premium on issued shares                                    309,660                         82,919
                                                                ---------                      ---------
      Balance carried forward                                     827,446                        517,786
                                                                ---------                      ---------

13.   PROFIT AND LOSS ACCOUNT (ACCUMULATED DEFICIT)

                                                                    1997                          1996
                                                                     USD                           USD
      Balance brought forward                                    (442,578)                      (180,904)
      Retained loss for the financial year                       (281,979)                      (249,291)
      Goodwill written off                                              -                        (12,383)
                                                                ---------                      ---------
      Balance carried forward                                    (724,557)                      (442,578)
                                                                ---------                      ---------

14.   RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                                    1997                          1996
                                                                     USD                           USD
      Loss for the financial year                                (281,979)                      (249,291)

      New equity share capital subscribed                          80,140                        375,542
      Premium on new share capital subscribed                     309,660                         82,919
      Goodwill written off                                              -                        (12,383)
                                                                ---------                      ---------
      Net addition to funds                                       107,821                        196,787

      Additional share premium                                          -                        166,256

      Opening shareholders' equity funds                        1,025,979                        662,936
                                                                ---------                      ---------
      Closing shareholders' equity funds                        1,133,800                      1,025,979
                                                                ---------                      ---------

15.   ULTIMATE PARENT COMPANY


      The controlling party is CCA Companies Incorporated of U.S.A.

                 SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED


                        CONSOLIDATED FINANCIAL STATEMENTS


                                31 DECEMBER 1996






                        Company Registration Number 65256






                              P.G. ECONOMIDES & CO
                         Chartered Certified Accountants

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 1996






      CONTENTS                                                                      PAGES


      Officers and professional advisers                                            20

      The directors' report                                                         21

      Auditors' report to the shareholders                                          22

      Consolidated balance sheet                                                    23

      Consolidated profit and loss account                                          24

      Consolidated cash flow statement                                              25 to 26

      Notes to the consolidated financial statements                                27 to 30





SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

OFFICERS AND PROFESSIONAL ADVISERS





THE BOARD OF DIRECTORS                       Charles Howard Stein
                                             Gregory Kendrich Pilkington


COMPANY SECRETARY                            Totalserve Management Limited


REGISTERED OFFICE                            227 Arch. Makarios III Avenue
                                             Doma building, 5th floor
                                             Limassol
                                             Cyprus


AUDITORS                                     P.G. Economides & Co
                                             Chartered Certified Accountants


BANKERS                                      Hambros Bank (Guernsey) Limited

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

THE DIRECTORS' REPORT

YEAR ENDED 31 DECEMBER 1996



The directors have pleasure in presenting their report and the financial statements of the company for the year ended 31 December 1996.

PRINCIPAL ACTIVITIES OF THE COMPANY

The principal activity of the company is investing in a city centre property and leisure development company in Russia.


RESULTS AND DIVIDENDS

The trading results for the year, and company's financial position at the end of the year are shown in the attached financial statements.

The directors have not recommended a dividend.

The deficit for the year amounting to USD249,291 will be added to the deficiency on profit and loss account brought forward from the previous period.

DIRECTORS

The directors who served the company during the year will continue in office in accordance with the company's articles of association.



FIXED ASSETS

The movements in fixed assets are recorded in the notes to the financial statements.

AUDITORS

The auditors Messrs P.G.Economides & Co, have expressed their willingness to continue in office.



Registered office:                            Signed on behalf of the directors
227 Arch. Makarios III Avenue
Doma building, 5th floor
Limassol
Cyprus
                                              Totalserve Management Limited
                                              Company secretary

Approved by the directors on 12 June 1998

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

AUDITORS' REPORT TO THE SHAREHOLDERS

YEAR ENDED 31 DECEMBER 1996



We have audited the financial statements on pages 23 to 30 and have obtained all the information and explanations we considered necessary. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with International Standards on Auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion proper books of account have been kept by the company and the financial statements, which are in agreement therewith, give a true and fair view of the state of affairs of the group at 31 December 1996 and of the group's loss and cash flows for the year then ended in accordance with International Accounting Standards and comply with the Companies Law, Cap. 113.




                                              P.G. ECONOMIDES & CO
                                              Chartered Certified Accountants



Limassol, 12 June 1998

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED BALANCE SHEET

31 DECEMBER 1996


                                                                    1996                          1995
                                                     Note            USD                           USD

FIXED ASSETS
Fixed assets                                          5.            6,725                              -
Construction in progress                              6.        1,654,580                        992,180
                                                              -----------                    -----------
                                                                1,661,305                        992,180

CURRENT ASSETS
Stock                                                 7.            2,002                              -
Debtors                                               8.           14,600                          7,993
Cash at bank and in hand                                           23,891                         45,826
                                                              -----------                    -----------
                                                                   40,493                         53,819
CREDITORS: Amounts falling
 due within one year                                  9.         (399,594)                      (277,251)
                                                              -----------                    -----------
NET CURRENT ASSETS (LIABILITIES)                                 (359,101)                      (223,432)

                                                              -----------                    -----------
TOTAL ASSETS LESS CURRENT LIABILITIES                           1,302,204                        768,748

PROVISIONS FOR LIABILITIES AND CHARGES
Other provisions                                      10.        (305,541)                      (114,084)
                                                              -----------                    -----------
                                                                  996,663                        654,664
Minority interests                                                 29,316                          8,272
                                                              -----------                    -----------
NET ASSETS                                                      1,025,979                        662,936
                                                              -----------                    -----------

CAPITAL AND RESERVES
Equity share capital                                  11.         398,344                         22,802
Share premium account                                 12.         517,786                        434,867
Additional share premium account                      13.         552,427                        386,171
Profit and loss account                               14.        (442,578)                      (180,904)
                                                              -----------                    -----------
SHAREHOLDERS' FUNDS                                             1,025,979                        662,936
                                                              -----------                    -----------


These financial statements were approved by the directors on the 12 June 1998 and are signed on their behalf by:



CHARLES HOWARD STEIN
Director


       The notes on pages 27 to 30 form part of these financial statements.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT

YEAR ENDED 31 DECEMBER 1996


                                                                                              Period from
                                                                  Year to                    28 Sep 94 to
                                                                 31 Dec 96                      31 Dec 95
                                                     Note            USD                           USD


REVENUES                                                                -                              -

Distribution costs                                                (60,292)                       (18,657)
Administrative expenses                                          (225,377)                      (172,582)
Other operating income                                              3,567                          1,358
                                                              -----------                    -----------
OPERATING LOSS                                        2.         (282,102)                      (189,881)

Interest receivable and similar income                3.              884                            314

LOSS ON ORDINARY                                              -----------                    -----------
 ACTIVITIES BEFORE TAXATION                                      (281,218)                      (189,567)

Tax on loss on ordinary activities                    4.                -                              -

LOSS ON ORDINARY                                              -----------                    -----------
 ACTIVITIES AFTER TAXATION                                       (281,218)                      (189,567)

Minority interests                                                 31,927                          9,350

                                                              -----------                    -----------
NET LOSS                                                         (249,291)                      (180,217)


                                                              -----------                    -----------
DEFICIENCY FOR THE FINANCIAL YEAR                                (249,291)                      (180,217)
                                                              -----------                    -----------



      The notes on pages 27 to 30 form part of these financial statements.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED CASH FLOW STATEMENT

YEAR ENDED 31 DECEMBER 1996


                                                                                              Period from
                                                                  Year to                    28 Sep 94 to
                                                                 31 Dec 96                      31 Dec 95
                                                                     USD                           USD

Net cash (outflow)/inflow
 from operating activities                                       (148,824)                        88,040

Returns on Investments and servicing of finance
Interest received                                                     884                            314

Net cash outflow from returns on                              -----------                    -----------
 Investments and servicing of finance                                 884                            314
Investing activities
Payments to acquire tangible fixed assets                          (6,725)                             -
Net outflow from construction in progress                        (662,400)                      (992,180)

                                                              -----------                    -----------
Net cash outflow from investing activities                       (669,125)                      (992,180)
                                                              -----------                    -----------
Net cash outflow before financing                                (817,065)                      (903,826)

Financing
Issue of equity share capital                                     375,542                         22,802
Share premium on issue of share capital                            82,919                        434,867
Minority Interest                                                 (21,044)                        (8,272)
Other provisions                                                  191,457                        114,084
Additional share premium                                          166,256                        386,171

                                                              -----------                    -----------
Net cash inflow from financing                                    795,130                        949,652
                                                              -----------                    -----------
(Decrease)/Increase  in cash and cash equivalents                 (21,935)                        45,826
                                                              -----------                    -----------

Reconciliation of operating loss to
 net cash (outflow)/inflow from operating activities


                                                                                              Period from
                                                                  Year to                    28 Sep 94 to
                                                                 31 Dec 96                      31 Dec 95
                                                                     USD                           USD


Operating loss                                                   (282,102)                      (189,881)
Minority interest                                                  31,927                          9,350
Goodwill written off                                              (12,383)                          (687)
Increase in stocks                                                 (2,002)                             -
Increase in debtors                                                (6,607)                        (7,993)
Increase in creditors                                             122,343                        277,251

Net cash (outflow)/inflow                                     -----------                    -----------
 from operating activities                                       (148,824)                        88,040
                                                              -----------                    -----------

      The notes on pages 27 to 30 form part of these financial statements.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

YEAR ENDED 31 DECEMBER 1996

Analysis of the balances of cash and cash equivalents as shown in the balance sheet


                                                                     1996           1995          Change
                                                                      USD            USD           USD

Cash at bank and in hand                                            23,891         45,826        (21,935)
                                                                 ---------      ---------      ---------
Analysis of changes in cash and cash
 equivalents during the year


                                                                                                   USD


Balance brought forward                                                                           45,826
Net cash outflow                                                                                  21,935
                                                                                               ---------
Balance carried forward                                                                           23,891
                                                                                               ---------


      The notes on pages 27 to 30 form part of these financial statements.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 1996

1.    ACCOUNTING POLICIES

      Basis of accounting
      The financial statements have been prepared under the historical cost convention and in accordance with international accounting standards. There are no material differences with generally accepted accounting principles which are required by the United States of America.

      Construction in progress
      Property under development is valued at the lower of cost and net realizable value.

      Foreign currencies
      Assets and liabilities in foreign currencies are translated into United States dollars at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into United States dollars at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into account in arriving at the operating profit.

      Consolidation
      The consolidated financial statements include the results of Sakhalin City Centre Limited, a Russian Joint Stock Company in which Sakhalin General Trading and Investments Limited owns 65% interest of its share capital.

2.    OPERATING LOSS
      Operating loss is stated after charging:

                                                                                              Period from
                                                                  Year to                    28 Sep 94 to
                                                                 31 Dec 96                      31 Dec 95
                                                                     USD                           USD

      Directors' emoluments                                             -                              -
      Auditors' fees                                                4,799                          5,189
      Net loss/(profit) on
       foreign currency translation                                 9,193                         (2,876)
                                                                 --------                       --------

3.    INTEREST RECEIVABLE AND SIMILAR INCOME

                                                                                              Period from
                                                                  Year to                    28 Sep 94 to
                                                                 31 Dec 96                      31 Dec 95
                                                                     USD                           USD


      Bank interest receivable                                        884                            314
                                                                 --------                       --------


4.    TAXATION ON LOSS ON ORDINARY ACTIVITIES

                                                                                              Period from
                                                                  Year to                    28 Sep 94 to
                                                                 31 Dec 96                      31 Dec 95
                                                                     USD                           USD


      Corporation tax based on the results for
       the year at the rate of 4.25%                                    -                              -
                                                                 --------                       --------

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 1996

5.    FIXED ASSETS


                                                                                               Net book
                                                                            Additions          value at
                                                                             at cost           31 Dec 96
                                                                               USD                 USD

      Plant and machinery                                                      6,725               6,725
                                                                            --------            --------


6.    CONSTRUCTION IN PROGRESS

      Amounts expended for the construction of an entertainment complex on Sakhalin Island, Known as "The Sakhalin City Centre Complex"


                                                                                                Total
                                                                                                 USD

      COST
      At 1 January 1996                                                                          992,180
      Additions                                                                                  662,400
                                                                                             -----------
      At 31 December 1996                                                                      1,654,580
                                                                                             -----------

      NET BOOK VALUE
      At 31 December 1996                                                                      1,654,580
                                                                                             -----------
      At 31 December 1995                                                                        992,180
                                                                                             -----------

7.    STOCK

                                                                    1996                          1995
                                                                     USD                           USD


      Stock                                                         2,002                              -
                                                                 --------                       --------

8.    DEBTORS
                                                                    1996                          1995
                                                                     USD                           USD

      Other debtors                                                 8,210                          6,593
      Prepayments and accrued income                                6,390                          1,400
                                                                ---------                       --------
                                                                   14,600                          7,993
                                                                ---------                       --------

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 1996

9.    CREDITORS: Amounts falling due within one year


                                                                    1996                          1995
                                                                     USD                           USD


      Other creditors                                             395,925                        275,819
      Accruals and deferred income                                  3,669                          1,432
                                                              -----------                    -----------
                                                                  399,594                        277,251
                                                              -----------                    -----------

10.   OTHER PROVISIONS

                                                                    1996                          1995
                                                                     USD                           USD


      Due to shareholders                                         305,541                        114,084
                                                              -----------                    -----------

11.   SHARE CAPITAL (CAPITAL STOCK)

      Authorized share capital:


                                                                    1996                          1995
                                                                     CYP                           CYP


      Ordinary shares of CYP 1 each                               200,000                        100,000
                                                              -----------                    -----------
      Allotted, called up and fully paid:


                                                                    1996                          1995
                                                                     USD                           USD


      Ordinary share capital brought forward                       22,802                              -
      Issue of ordinary shares (180,575 in 1996,
      10,100 in 1995)                                             375,542                         22,802
                                                              -----------                      ---------
                                                                  398,344                         22,802
                                                              -----------                      ---------

      The share capital of the company, 190,675 ordinary shares, is translated to the reporting currency at the rate of exchange ruling at the date of subscription.

12.   SHARE PREMIUM ACCOUNT (ADDITIONAL PAID IN CAPITAL)


                                                                                              Period from
                                                                  Year to                    28 Sep 94 to
                                                                 31 Dec 96                      31 Dec 95
                                                                     USD                           USD


      Balance brought forward                                     434,867                              -
      Premium on issued shares                                     82,919                        434,867
                                                              -----------                    -----------
      Balance carried forward                                     517,786                        434,867
                                                              -----------                    -----------


SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 1996

13.   ADDITIONAL SHARE PREMIUM ACCOUNT


                                                                                              Period from
                                                                  Year to                    28 Sep 94 to
                                                                 31 Dec 96                      31 Dec 95
                                                                     USD                           USD


      Balance brought forward                                     386,171                              -
      Additional premium on issued shares                         166,256                        386,171
                                                              -----------                    -----------
      Balance carried forward                                     552,427                        386,171
                                                              -----------                    -----------

14.   PROFIT AND LOSS ACCOUNT (ACCUMULATED DEFICIT)


                                                                                              Period from
                                                                  Year to                    28 Sep 94 to
                                                                 31 Dec 96                      31 Dec 95
                                                                     USD                           USD


      Balance brought forward                                    (180,904)                             -
      Retained loss for the financial year                       (249,291)                      (180,217)
      Goodwill written off                                        (12,383)                          (687)
                                                              -----------                    -----------
      Balance carried forward                                    (442,578)                      (180,904)
                                                              -----------                    -----------


15.   RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                                                              Period from
                                                                  Year to                    28 Sep 94 to
                                                                 31 Dec 96                      31 Dec 95
                                                                     USD                           USD


      Loss for the financial year                                (249,291)                      (180,217)

      New equity share capital subscribed                         375,542                         22,802
      Premium on new share capital subscribed                      82,919                        434,867
      Goodwill written off                                        (12,383)                          (687)
                                                              -----------                    -----------
      Net addition to funds                                       196,787                        276,765

      Additional share premium                                    166,256                        386,171
      Opening shareholders' equity funds                          662,936                              -
                                                              -----------                    -----------
      Closing shareholders' equity funds                        1,025,979                        662,936
                                                              -----------                    -----------


16.   ULTIMATE PARENT COMPANY


      The controlling party is CCA Companies Incorporated of U.S.A.

                 SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED


                        CONSOLIDATED FINANCIAL STATEMENTS


                                31 DECEMBER 1995







                        Company Registration Number 65256







                              P.G. ECONOMIDES & CO
                         Chartered Certified Accountants

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

PERIOD FROM 28 SEPTEMBER 1994 TO 31 DECEMBER 1995




      CONTENTS                                                                      PAGES

      Officers and professional advisers                                            33

      The directors' report                                                         34

      Auditors' report to the shareholders                                          35

      Consolidated balance sheet                                                    36

      Consolidated profit and loss account                                          37

      Consolidated cash flow statement                                              38

      Notes to the consolidated financial statements                                39 to 42



SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

OFFICERS AND PROFESSIONAL ADVISERS




THE BOARD OF DIRECTORS                       Charles Howard Stein
                                             Gregory Kendrich Pilkington


COMPANY SECRETARY                            Totalserve Management Limited


REGISTERED OFFICE                            227 Arch. Makarios III Avenue
                                             Doma building, 5th floor
                                             Limassol
                                             Cyprus


AUDITORS                                     P.G. Economides & Co
                                             Chartered Certified Accountants


BANKERS                                      Hambros Bank (Guernsey) Limited

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

THE DIRECTORS' REPORT

PERIOD FROM 28 SEPTEMBER 1994 TO 31 DECEMBER 1995




The directors have pleasure in presenting their report and the financial statements of the company for the period from 28 September 1994 to 31 December 1995.

PRINCIPAL ACTIVITIES OF THE COMPANY

The principal activity of the company is investing in a city centre property and leisure development company in Russia.


RESULTS AND DIVIDENDS

The trading results for the period, and company's financial position at the end of the period are shown in the attached financial statements.

The directors have not recommended a dividend.

The deficit for the period amounting to USD180,217 will be carried forward to the following year.

DIRECTORS

The directors who served the company during the period will continue in office in accordance with the company's articles of association.

AUDITORS

The auditors Messrs P.G.Economides & Co, have expressed their willingness to continue in office.


Registered office:                           Signed on behalf of the directors
227 Arch. Makarios III Avenue
Doma building, 5th floor
Limassol
Cyprus
                                             Totalserve Management Limited
                                             Company secretary

Approved by the directors on 12 June 1998

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

AUDITORS' REPORT TO THE SHAREHOLDERS

PERIOD FROM 28 SEPTEMBER 1994 TO 31 DECEMBER 1995



We have audited the financial statements on pages 36 to 42 and have obtained all the information and explanations we considered necessary. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with International Standards on Auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion proper books of account have been kept by the company and the financial statements, which are in agreement therewith, give a true and fair view of the state of affairs of the group at 31 December 1995 and of the group's loss and cash flows for the period then ended in accordance with International Accounting Standards and comply with the Companies Law, Cap. 113.




                                            P.G. ECONOMIDES & CO
                                            Chartered Certified Accountants



Limassol, 12 June 1998

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED BALANCE SHEET

31 DECEMBER 1995

                                                     Note                                       USD
FIXED ASSETS
Construction in progress                              5.                                         992,180

CURRENT ASSETS
Debtors                                               6.                                           7,993
Cash at bank and in hand                                                                          45,826
                                                                                               ---------
                                                                                                  53,819
CREDITORS: Amounts falling
 due within one year                                  7.                                        (277,251)
                                                                                                ---------
NET CURRENT ASSETS (LIABILITIES)                                                                (223,432)

                                                                                             -----------
TOTAL ASSETS LESS CURRENT LIABILITIES                                                            768,748

PROVISIONS FOR LIABILITIES AND CHARGES
Other provisions                                      8.                                        (114,084)
                                                                                             -----------
                                                                                                 654,664
Minority interests                                                                                 8,272
                                                                                             -----------
NET ASSETS                                                                                       662,936
                                                                                             -----------

CAPITAL AND RESERVES
Equity share capital                                  9.                                          22,802
Share premium account                                 10.                                        434,867
Additional share premium account                      11.                                        386,171
Profit and loss account                               12.                                       (180,904)
                                                                                             -----------
SHAREHOLDERS' FUNDS                                                                              662,936
                                                                                             -----------

These financial statements were approved by the directors on the 12 June 1998 and are signed on their behalf by:




CHARLES HOWARD STEIN
Director



      The notes on pages 39 to 42 form part of these financial statements.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT

PERIOD FROM 28 SEPTEMBER 1994 TO 31 DECEMBER 1995

                                                     Note                                          USD

REVENUES                                                                                               -

Distribution costs                                                                               (18,657)
Administrative expenses                                                                         (172,582)
Other operating income                                                                             1,358
                                                                                               ---------
OPERATING LOSS                                        2.                                        (189,881)

Interest receivable and similar income                3.                                             314

LOSS ON ORDINARY                                                                               ---------
 ACTIVITIES BEFORE TAXATION                                                                     (189,567)

Tax on loss on ordinary activities                    4.                                               -

LOSS ON ORDINARY                                                                               ---------
 ACTIVITIES AFTER TAXATION                                                                      (189,567)

Minority interests                                                                                 9,350

                                                                                               ---------
LOSS FOR THE FINANCIAL PERIOD                                                                   (180,217)

                                                                                               ---------
DEFICIENCY FOR THE FINANCIAL PERIOD                                                             (180,217)
                                                                                               ---------


      The notes on pages 39 to 42 form part of these financial statements.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

CONSOLIDATED CASH FLOW STATEMENT

YEAR ENDED 31 DECEMBER 1995


                                                                           Period from
                                                                          28 Sep 94 to
                                                                             31 Dec 95
                                                                                USD

Net cash (outflow)/inflow
 from operating activities                                                     88,040

Returns on Investments and servicing of finance
Interest received                                                                 314

Net cash outflow from returns on                                          -----------
 Investments and servicing of finance                                             314
Investing activities
Payments to acquire tangible fixed assets                                           -
Net outflow from construction in progress                                    (992,180)

                                                                          -----------
Net cash outflow from investing activities                                   (992,180)
                                                                          -----------
Net cash outflow before financing                                            (903,826)

Financing
Issue of equity share capital                                                  22,802
Share premium on issue of share capital                                       434,867
Minority Interest                                                              (8,272)
Other provisions                                                              114,084
Additional share premium                                                      386,171

                                                                          -----------
Net cash inflow from financing                                                949,652
                                                                          -----------
(Decrease)/Increase  in cash and cash equivalents                              45,826
                                                                          -----------

Reconciliation of operating loss to
 net cash (outflow)/inflow from operating activities


                                                                           Period from
                                                                          28 Sep 94 to
                                                                             31 Dec 95
                                                                                USD


Operating loss                                                               (189,881)
Minority interest                                                               9,350
Goodwill written off                                                             (687)
Increase in stocks                                                                  -
Increase in debtors                                                            (7,993)
Increase in creditors                                                         277,251

Net cash (outflow)/inflow                                                 -----------
 from operating activities                                                     88,040
                                                                          -----------

      The notes on pages 39 to 42 form part of these financial statements.

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

PERIOD FROM 28 SEPTEMBER 1994 TO 31 DECEMBER 1995


1.    ACCOUNTING POLICIES

      Basis of accounting
      The financial statements have been prepared under the historical cost convention and in accordance with international accounting standards. There are no material differences with generally accepted accounting principles which are required by the United States of America.

      Construction in progress
      Property under development is valued at the lower of cost and net realizable value.

      Foreign currencies
      Assets and liabilities in foreign currencies are translated into United States dollars at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into United States dollars at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into account in arriving at the operating profit.

      Consolidation
      The consolidated financial statements include the results of Sakhalin City Centre Limited, a Russian Joint Stock Company in which Sakhalin General Trading and Investments Limited owns 50% interest of its share capital.


2.    OPERATING PROFIT OR LOSS

      Operating profit or loss is stated after charging:

                                                                         USD

      Directors' emoluments                                                   -
      Auditors' fees                                                      5,189
      Net profit on foreign currency translation                         (2,876)
                                                                       --------

3.    INTEREST RECEIVABLE AND SIMILAR INCOME

                                                                         USD

      Bank interest receivable                                              314
                                                                       --------

4.    TAXATION ON PROFIT OR LOSS ON ORDINARY ACTIVITIES

                                                                         USD

      Corporation tax based on the results for
       the period at 4.25%                                                    -
                                                                       --------

5.    FIXED ASSETS

                                                  Additions           Net book
                                                   at cost            value at
                                                                      31 Dec 95
                                                     USD                 USD
                                                  --------             --------
                                                         -                   -
                                                  --------             --------

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

PERIOD FROM 28 SEPTEMBER 1994 TO 31 DECEMBER 1995


6.    CONSTRUCTION IN PROGRESS

      Amounts expended for the construction of an entertainment complex on Sakhalin Island, Known as "The Sakhalin City Centre Complex"

                                                                       Total
      COST
      Additions                                                         992,180
                                                                    -----------
      At 31 December 1995                                               992,180
                                                                    -----------

      NET BOOK VALUE
      At 31 December 1995                                               992,180
                                                                    -----------

7.    DEBTORS
                                                                          USD

      Other debtors                                                       6,593
      Prepayments and accrued income                                      1,400
                                                                       --------
                                                                          7,993
                                                                       --------

8.    CREDITORS: Amounts falling due within one year

                                                                          USD

      Other creditors                                                   275,819
      Accruals and deferred income                                        1,432
                                                                    -----------
                                                                        277,251
                                                                    -----------

9.    OTHER PROVISIONS
                                                                          USD

      Due to shareholders                                               114,084
                                                                    -----------

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

PERIOD FROM 28 SEPTEMBER 1994 TO 31 DECEMBER 1995


10.   SHARE CAPITAL (CAPITAL STOCK)

      Authorized share capital:
                                                                          CYP

      Ordinary shares of CYP 1 each                                     100,000
                                                                    -----------
      Allotted, called up and fully paid:

                                                                          USD

      10,100 ordinary shares                                             22,802
                                                                    -----------

      The share capital, 10,100 ordinary shares, of the company is translated to the reporting currency at the rate of exchange ruling at the date of subscription.

11.   SHARE PREMIUM ACCOUNT (ADDITIONAL PAID IN CAPITAL)
                                                                          USD

      Premium on issued shares                                          434,867
                                                                    -----------
      Balance carried forward                                           434,867
                                                                    -----------

12.   ADDITIONAL SHARE PREMIUM ACCOUNT
                                                                          USD

      Additional premium on shares issued                               386,171
                                                                    -----------
      Balance carried forward                                           386,171
                                                                    -----------
13.   PROFIT AND LOSS ACCOUNT (ACCUMULATED DEFICIT)

                                                                          USD

      Retained loss for the financial period                           (180,217)
      Goodwill written off                                                 (687)
                                                                    -----------
      Balance carried forward                                          (180,904)
                                                                    -----------

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

PERIOD FROM 28 SEPTEMBER 1994 TO 31 DECEMBER 1995


14.   RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                                          USD

      Loss for the financial period                                    (180,217)

      New equity share capital subscribed                                22,802
      Premium on new share capital subscribed                           434,867
      Goodwill written off                                                 (687)
                                                                    -----------
      Net addition to funds                                             276,765

      Additional share premium                                          386,171
       Opening shareholders' equity funds                                     -
                                                                    -----------
      Closing shareholders' equity funds                                662,936
                                                                    -----------

15.   ULTIMATE PARENT COMPANY


      The controlling party is CCA Companies Incorporated of U.S.A.

                 SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

                      CONDENSED CONSOLIDATED BALANCE SHEET

                           MARCH 31, 1998 (UNAUDITED)



ASSETS
------
CURRENT ASSETS:
Cash and cash equivalents                                $295,206
Other current assets                                       57,718
                                                         --------
   Total current assets                                   352,924

Property and equipment, net                                66,166
Construction in progress                                5,005,049
                                                        ---------
  TOTAL                                                $5,424,139
                                                       ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
Accounts payable and accrued expenses                      63,553
                                                           ------
   Total current liabilities                               63,553

Due to parent company                                   4,386,000
                                                        ---------
   Total liabilities                                    4,449,553
                                                        ---------
Commitments and contingencies

STOCKHOLDERS' EQUITY
Capital stock, 240,675 shares authorized; 229,655
  shares issued and outstanding                           478,484
Additional paid-in capital                              1,288,904
Accumulated deficit                                      (792,802)
                                                        ---------
   Total stockholders' equity                             974,586
                                                        ---------
  TOTAL                                                $5,424,139
                                                       ==========

                 SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)


                                                        For the Three     For the Three
                                                           Months            Months
                                                            Ended             Ended
                                                          March 31,         March 31,
                                                            1998               1997
                                                        -------------     -------------
OPERATING EXPENSES:

General and administrative                                 $105,922             $70,495
                                                           --------             -------
    Total operating expenses                                105,922              70,495
                                                           --------             -------
(LOSS) FROM OPERATIONS                                     (105,922)            (70,495)

OTHER INCOME (EXPENSE):
Interest  income                                              1,305
                                                           --------             -------
    Total other income (expense)                              1,305
                                                           --------             -------
NET (LOSS)                                                ($104,617)           ($70,495)
                                                           ========             =======

                 SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                For the Three        For the Three
                                                                   Months               Months
                                                                    Ended                Ended
                                                                  March 31,            March 31,
                                                                    1998                  1997
                                                                -------------        -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Loss)                                                       ($104,617)             ($70,495)
Adjustments to reconcile net loss to net
  cash used by operating activities:
  Changes in current assets and current liabilities:
    Other assets                                                    (9,423)                1,471
    Accounts payable and accrued expenses                           58,628                39,925
                                                                 ---------              --------
Total adjustments                                                   49,205                41,396
                                                                 ---------              --------
Net cash (used) by operating activities                            (55,412)              (29,099)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment                              (62,182)
Funds used for construction in progress                         (1,377,560)              (35,570)
                                                                 ---------              -------
Net cash (used) by investing activities                         (1,439,742)              (35,570)
                                                                 ---------              --------
CASH FLOWS FROM FINANCING ACTIVITIES:
Loans from parent company                                        1,050,000
Proceeds from sale of capital stock                                                       92,288
                                                                 ---------              --------
Net cash provided by financing activities                        1,050,000                92,288
                                                                 ---------              --------
NET INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS                                            (445,154)               27,619

CASH AND CASH EQUIVALENTS,
  BEGINNING OF PERIOD                                              740,360                23,891
                                                                 ---------              --------
CASH AND CASH EQUIVALENTS,
  END OF PERIOD                                                   $295,206               $51,510
                                                                 =========              ========

SAKHALIN GENERAL TRADING & INVESTMENTS LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)



Note 1.  Basis of Presentation and the Company

         The accompanying audited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the three-month periods ended March 31, 1998 and 1997 are not necessarily indicative of the results that may be expected for any interim period or the year ending June 30, 1998. For further information, refer to the consolidated financial statements and footnotes of SGTI for the year ended December 31, 1997 contained herein.

         (b)     PRO FORMA FINANCIAL INFORMATION

         The following tables set forth certain unaudited condensed pro forma combined financial information for the Company after giving effect to the acquisition of SGTI using the purchase method of accounting as if such transaction had been consummated on June 30, 1996. The information contained in the following tables does not purport to be indicative of the results of operations of the Company which may have been obtained had the acquisition of SGTI been consummated on the date assumed.

         The following tables do not present unaudited pro forma balance sheet information since both the March 31, 1998 and December 31, 1997 10-Q's filed by the Company include unaudited condensed consolidated balance sheets which already reflect the purchase of SGTI and the consolidation of its net assets with the Company. These balance sheets reflect a preliminary allocation of the purchase price of SGTI based on management's current estimate and, accordingly, are subject to change upon a final determination of the required purchase accounting adjustments.

         The pro forma information should be read in conjunction with the historical financial statements and accompanying notes of the Company contained in its Form 10-K for the year ended June 30, 1997 and the historical financial statements and accompanying notes of SGTI for the years ended December 31, 1997, 1996 and 1995.

                  CCA COMPANIES INCORPORATED AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  NINE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

                                                    CCA                   SGTI              Adjustments        Pro Forma
                                                    ---                   ----              -----------        ---------

REVENUES                                           186,494                                                      186,494

OPERATING EXPENSES:
Marketing and sales                                238,664                                                      238,664
Research and development                            53,290                                                       53,290
General and administrative                       3,537,847              248,779               264,589 (1)     4,051,215
Compensation charges related to
  issuance of options and warrants                 976,000                                                      976,000
                                                 ---------              -------                               ---------

    Total operating expenses                     4,805,801              248,779                               5,319,169
                                                 ---------              -------                               ---------
(LOSS) FROM OPERATIONS                          (4,619,307)            (248,779)                             (5,132,675)

OTHER INCOME (EXPENSE):
Interest  income                                   247,836                3,172                                 251,008
Interest expense                                   (74,678)                                                     (74,678)
                                                 ---------             --------                               ---------
    Total other income (expense)                   173,158                3,172                                 176,330
                                                 ---------             --------                               ---------
NET (LOSS)                                     ($4,446,149)           ($245,607)                            ($4,956,345)
                                                ==========             ========                              ==========
NET (LOSS) PER SHARE OF
  COMMON STOCK                                      ($0.62)                                                      ($0.54)
                                                ==========                                                   ==========
WEIGHTED AVERAGE NUMBER
  OF COMMON SHARES AND
  COMMON SHARE EQUIVALENTS                       7,124,367                                  2,000,000 (2)     9,124,367
                                                ==========                                                   ==========

                  CCA COMPANIES INCORPORATED AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      YEAR ENDED JUNE 30, 1997 (UNAUDITED)


                                                    CCA                 SGTI              Adjustments         Pro Forma
                                                    ---                 ----              -----------         ---------

OPERATING EXPENSES:
Marketing and sales                               $115,576                                                     $115,576
Research and development                            52,247                                                       52,247
General and administrative                       1,687,172              267,944               352,785 (1)     2,307,901
Write-down of inventory                            355,800                                                      355,800
Provision for bad debt                           1,000,000                                                    1,000,000
Compensation charges related to
  issuance of options and warrants               4,995,106                                                    4,995,106
                                                ----------             --------                              ----------

    Total operating expenses                     8,205,901              267,944                               8,826,630
                                                ----------             --------                              ----------
(LOSS) FROM OPERATIONS                          (8,205,901)            (267,944)                             (8,826,630)

OTHER INCOME (EXPENSE):
Interest  income                                    51,180                2,309                                  53,489
Interest expense                                  (407,346)                                                    (407,346)
                                                ----------             --------                              ----------
    Total other income (expense)                  (356,166)               2,309                                (353,857)
                                                ----------             --------                                 -------

NET (LOSS)                                     ($8,562,067)           ($265,635)                            ($9,180,487)
                                                ==========             ========                              ==========

NET (LOSS) PER SHARE OF
  COMMON STOCK                                      ($1.58)                                                      ($1.24)
                                                ==========                                                   ==========
WEIGHTED AVERAGE NUMBER
  OF COMMON SHARES AND
  COMMON SHARE EQUIVALENTS                       5,409,990                                  2,000,000 (2)     7,409,990
                                                ==========                                                   ==========

                  CCA COMPANIES INCORPORATED AND SUBSIDIARIES

              NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                             STATEMENTS (UNAUDITED)


The following pro forma adjustments have been made:

(1) To record amortization of excess cost over fair value or net assets acquired over a thirty year period

(2) To account for the number of shares of common stock of the Company issued to the shareholders of SGTI for the purchase of 100% of the shares of SGTI

         (c)  Exhibits

10.1 Agreement dated as of August 12, 1997 by and among the Company, Sakhalin General Trading & Investments Limited ("SGTI") and Sovereign Gaming and Leisure Limited ("Sovereign") is hereby incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, as filed with the Securities and Exchange Commission on October 17, 1997.

10.2 Agreement dated September 9, 1997 by and among the Company, SGTI and Sovereign is hereby incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, as filed with the Securities and Exchange Commission on October 17, 1997.

10.3 Stock Purchase Agreement dated as of October 24, 1997 by and among the Company, SGTI, William Stephen Cairns and John Byrne Horgan, directors of SGTI, is hereby incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1997, as filed with the Securities and Exchange Commission on November 14, 1997.

        Any Seidman or Eisner letter will be filed as an exhibit to this report in accordance with the provisions of Item 601 of Regulation S-K.

                                   SIGNATURES

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 CCA COMPANIES INCORPORATED



Dated:  June 15, 1998                            By:  /s/ Charles H. Stein
                                                      ---------------------
                                                      Charles H. Stein
                                                      Chairman, Chief Executive
                                                      Officer and President


                                                 By:  /s/ Miles R. Greenberg
                                                      ----------------------
                                                      Miles R. Greenberg
                                                      Chief Financial Officer